UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number: 811-249

Exact name of registrant as specified in charter:
Delaware Group Equity Funds I

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Balanced Fund

October 31, 2007

                                              Value equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and credit quality breakdown	7
> Statement of net assets	8
> Statement of operations	22
> Statements of changes in net assets	23
> Financial highlights	24
> Notes to financial statements	29
> Report of independent registered public accounting firm	35
> Other Fund information	36
> Board of trustees/directors and officers addendum	40
> About the organization	42

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Balanced Fund

November 12, 2007

The managers of Delaware Balanced Fund provided the answers to the questions below as a review of the Fund’s activities for the fiscal year that ended Oct. 31, 2007.

Q: How did Delaware Balanced Fund perform during the reporting period, and what factors influenced that performance?

A: For its fiscal year ended Oct. 31, 2007, Delaware Balanced Fund Class A shares returned +6.63% at net asset value and +0.50% at maximum offer price, with all distributions reinvested. By comparison, the Fund’s equity benchmark, the S&P 500 Index, returned +14.56%. The Fund’s fixed income benchmark, the Lehman U.S. Aggregate Index, returned +5.38% during the same period. For the complete, annualized performance of Delaware Balanced Fund, please see the table on page 4.

Q: How would you describe the market environment of the past fiscal year?

A: Despite a slowing economy, declining corporate earnings growth, and a weaker housing market, stocks generally performed well over the fiscal period ended Oct. 31, 2007, earning double-digit returns. During the first seven months of the period, equity prices rose steadily, interrupted by a sharp correction in late February and early March. This drop was primarily a response to weaker-than-expected U.S. economic data that included initial signs of trouble related to mortgage lending.

However, conditions changed dramatically during the summer. Stock investors, already nervous about rising energy prices and other pressures on consumer spending, began to focus more intently on the slowing housing market. Falling home prices and rising interest rates triggered an increase in mortgage defaults. This situation led to substantial losses for home lenders as well as for financial institutions that had invested in securities backed by the riskiest loans — subprime debt.

Lenders responded by dramatically tightening their borrowing requirements. A credit crunch rattled the bond market, while nervous investors fled the stock market between mid-July and mid-August. Several interest rate cuts from the Federal Reserve restored some confidence late in the fiscal year. The near stagnation that occurred in the bond markets during the summer had abated by the end of August, and the stock market did well in September but was flat late in the fiscal year as worries about subprime-related losses persisted.

Q: What factors affected the Fund’s performance?

A: The portion of assets that was allocated to equities added to the Fund’s overall performance but trailed the Fund’s equity benchmark, the S&P 500 Index. Our investments in the financial sector, which was dragged down as a whole by the subprime mortgage crisis, had the most negative impact on performance. Several holdings were hit particularly hard, most notably Washington Mutual, which has considerable business tied to mortgage lending.

Another disappointment was Huntington Bancshares — a Midwest-based bank that has been hurt by challenging interest rate conditions in recent years and by its exposure to the troubled U.S. auto industry. The consumer finance and credit card company Discover Financial Services also lagged. Spun off from Morgan Stanley in June, Discover was a recent addition to the Fund. Although we continued to have confidence in the company’s long-term value, the stock fell during the period. This was in part because of investors’ apparent worry over consumers’ financial health. Our underweighting in the strong-performing energy sector was another negative influence on results versus the benchmark. This group benefited from steadily rising commodity prices. Although a greater exposure to energy stocks would have been helpful, those names we did own, diversified energy producers ConocoPhillips and Chevron, generally did quite well.

Overall, on the positive side, the Fund’s healthcare investments performed favorably. Merck was one of the best performers. While litigation related to the painkiller Vioxx has continued to be a major source of concern for investors, the drug maker has benefited from its strong pipeline of promising new products, and the company exceeded

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

analysts’ relatively low earnings expectations. Also helping performance were our investments in telecommunication services. Our two holdings in this sector, AT&T and Verizon, have each benefited from having robust wireless franchises, growing penetration in broadband (at the expense of cable operators), disciplined expense management in their businesses, and shareholder-friendly moves with respect to dividends and share buybacks.

Especially during the summer, the Delaware Balanced Fund mortgage-related issues were also detractors from performance versus our bond market benchmark, the Lehman U.S. Aggregate Index. Treasury securities were often contributors, as were some corporate bonds — usually those from companies that had less credit market exposure. Risk aversion during the period meant that all but the safest credits lost value as spreads widened significantly, particularly during July and August. By the end of the fiscal year, a variety of factors led to underperformance in all spread sectors. These factors included the tightening of credit conditions, investor concerns about a leveraged buyout financing backlog of $300 billion, widespread market volatility, and mortgage-related write downs by some of the country’s biggest banks. It also included the transition by many investors to higher-quality fixed income investments.

Q: How was the Fund positioned at the end of the year?

A: We generally had sought to reduce risk among our fixed income holdings, by cutting exposure to the corporate bond market, and particularly high-yield debt. As we eliminated riskier fixed income investments, we increased the Fund’s allocation to the Treasury market, through the purchase of Treasury notes and Treasury futures. We have generally concentrated on securities with maturities of five years, which typically outperform in a declining interest-rate environment.

The equity investments portion of the Fund — its larger allocation — was positioned defensively at the end of the fiscal period. Expecting a more challenging equity market environment ahead, we were favoring stocks with higher dividend yields, lower valuations, and the likelihood of more predictable earnings over time. We were overweight compared to the benchmark in healthcare stocks, whose earnings tended to be relatively stable even when the economy was weak, and underweight in cyclical (economically sensitive) sectors such as energy and industrials. Finally, we continued to focus on undervalued companies with strong balance sheets and the financial flexibility that can be valuable for investors during difficult economic times.

Performance summary

Delaware Balanced Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Balanced Fund prospectus contains this and other important information about the investment company. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

A rise or fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise, and an investor can lose principal.

Effective May 24, 2007, portfolio management responsibilities for the Fund changed. Current managers are listed in this report. Please see the prospectus, as supplemented, which contains important information regarding the investment manager for the Fund.

Fund performance
Average annual total returns
Through Oct. 31, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. April 25, 1938)
Excluding sales charge	+6.63%	+9.54%	+3.12%	+10.13%
Including sales charge	+0.50%	+8.24%	+2.51%	+10.04%

Class B (Est. Sept. 6, 1994)
Excluding sales charge	+5.75%	+8.67%	+2.48%	+5.74%
Including sales charge	+1.75%	+8.34%	+2.48%	+5.74%

Class C (Est. Nov. 29, 1995)
Excluding sales charge	+5.76%	+8.66%	+2.32%	+4.59%
Including sales charge	+4.76%	+8.66%	+2.32%	+4.59%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted in the following paragraphs.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown in the Fund performance chart above and in the Performance of a $10,000 investment chart on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund may utilize futures and swaps for defensive strategy purposes to project or minimize the impact of potential changes. High-yielding, non investment grade bonds “junk bonds” involve higher risk than investment grade bonds. Adverse conditions may affect the issuer’s ability to pay interest and principal on these securities.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through Feb. 29, 2008.

Class B shares may be purchased through dividend reinvestment and certain permitted exchanges. As described in the prospectus, Class B shares have a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years. Effective at the close of business on May 31, 2007, no new or subsequent investments are allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Feb. 29, 2008, as described in the most recent prospectus. The average annual total returns for the 1-year, 3-year, and lifetime (since June 2, 2003) periods ended Oct. 31, 2007, for the Delaware Balanced Fund Class R shares were 6.34%, 9.01%, and 8.20%, respectively.

Class R shares were first made available on June 2, 2003, and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Feb. 29, 2008.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since April 25, 1938) periods ended Oct. 31, 2007, for Delaware Balanced Fund Institutional Class shares were 6.85%, 9.77%, 3.35%, and 10.18%, respectively. Institutional Class shares were first made available Nov. 9, 1992, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Nov. 9, 1992, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of Oct. 31, 2007

Fund objective
The Fund seeks a balance of capital appreciation, income, and preservation of capital.

Total Fund net assets
$236 million

Number of holdings
568

Fund start date
April 25, 1938

	Nasdaq symbols	CUSIPs
Class A	DELFX	246093108
Class B	DELBX	246093504
Class C	DELCX	246093702
Class R	DELRX	246093884
Institutional Class	DEICX	246093207

Performance of a $10,000 Investment
Average annual total returns from Oct. 31, 1997, through Oct. 31, 2007

	Starting value (Oct. 31, 1997)	Ending value (Oct. 31, 2007)
S&P 500 Index	$10,000	$19,858
Lehman U.S. Aggregate Index	$10,000	$17,751
Delaware Balanced Fund — Class A Shares	$9,425	$12,810

Chart assumes $10,000 invested in the Fund on Oct. 31, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Lehman Brothers U.S. Aggregate Index and in the S&P 500 Index as of Oct. 31, 1997. The S&P 500 Index measures the performance of 500 widely held, mostly large-cap common stocks weighted by market value. Lehman Brothers U.S. Aggregate Index measures the performance of a large group of high-quality, fixed income securities across the government, corporate, mortgage-backed, asset-backed, and commercial mortgage-backed markets. You cannot invest directly in an index. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period May 1, 2007 to October 31, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2007 to October 31, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect for Class A and R shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Balanced Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/07 to
	5/1/07	10/31/07	Ratios	10/31/07*
Actual Fund Return
Class A	$1,000.00	$1,001.60	1.18%	$5.95
Class B	1,000.00	997.20	1.96%	9.87
Class C	1,000.00	997.20	1.96%	9.87
Class R	1,000.00	1,000.20	1.46%	7.36
Institutional Class	1,000.00	1,002.60	0.96%	4.85
Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.26	1.18%	$6.01
Class B	1,000.00	1,015.32	1.96%	9.96
Class C	1,000.00	1,015.32	1.96%	9.96
Class R	1,000.00	1,017.85	1.46%	7.43
Institutional Class	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocation and credit quality breakdown

Delaware Balanced Fund

As of October 31, 2007

Sector designations may be different than the sector designations presented in other Fund materials.

	Percentage
Sector	of Net Assets
Common Stock	61.57%
Consumer Discretionary	5.45%
Consumer Staples	5.71%
Energy	3.69%
Financials	15.02%
Health Care	11.26%
Industrials	3.71%
Information Technology	9.37%
Materials	1.82%
Telecommunications	3.68%
Utilities	1.86%
Convertible Preferred Stock	0.08%
Preferred Stock	0.05%
Agency Asset-Backed Securities	0.06%
Agency Collateralized Mortgage Obligations	2.28%
Agency Mortgage-Backed Securities	6.26%
Agency Obligations	1.19%
Commercial Mortgage-Backed Securities	3.32%
Convertible Bonds	0.19%
Corporate Bonds	8.75%
Banking	1.17%
Basic Industry	0.21%
Brokerage	0.50%
Capital Goods	0.23%
Communications	1.37%
Consumer Cyclical	0.76%
Consumer Non-Cyclical	0.87%
Electric	0.58%
Energy	0.76%
Finance Companies	0.86%
Industrial - Other	0.01%
Insurance	0.51%
Natural Gas	0.45%
Real Estate	0.16%
Technology	0.04%
Transportation	0.27%
Foreign Agency	0.09%
Municipal Bonds	0.77%
Non-Agency Asset-Backed Securities	5.17%
Non-Agency Collateralized Mortgage Obligations	7.61%
U.S. Treasury Obligations	3.06%
Repurchase Agreements	2.15%
Securities Lending Collateral	11.25%
Total Value of Securities	113.85%
Obligation to Return Securities Lending Collateral	(11.25%	)
Liabilities Net of Receivables and Other Assets	(2.60%	)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	70.42%
AA	6.29%
A	8.51%
BBB	12.19%
BB	0.71%
B	1.54%
CCC	0.29%
D	0.01%
Not Rated	0.04%
Total	100.00%

Statement of net assets

Delaware Balanced Fund

October 31, 2007

	Number of	Value
	Shares	(U.S.$)
Common Stock – 61.57%
Consumer Discretionary – 5.45%
Gap	244,900	$ 4,628,610
*Limited Brands	194,200	4,274,342
Mattel	188,000	3,927,320
		12,830,272
Consumer Staples – 5.71%
Heinz (H.J.)	97,300	4,551,694
*Kimberly-Clark	65,600	4,650,384
Safeway	124,800	4,243,200
		13,445,278
Energy – 3.69%
Chevron	47,800	4,374,178
ConocoPhillips	50,800	4,315,968
		8,690,146
Financials – 15.02%
Allstate	81,700	4,281,080
Chubb	84,900	4,529,415
Discover Financial Services	223,100	4,305,830
Hartford Financial Services Group	46,100	4,473,083
Huntington Bancshares	256,200	4,588,542
Morgan Stanley	69,500	4,674,571
Wachovia	92,000	4,207,160
*Washington Mutual	155,200	4,326,976
		35,386,657
Health Care – 11.26%
Abbott Laboratories	83,300	4,549,846
Baxter International	73,400	4,404,734
Bristol-Myers Squibb	153,900	4,615,461
Merck	80,300	4,678,278
Pfizer	174,900	4,304,289
Wyeth	81,900	3,982,797
		26,535,405
Industrials – 3.71%
Donnelley (R.R.) & Sons	111,900	4,508,451
@†Õ=Port Townsend	35	21,840
Waste Management	115,700	4,210,323
		8,740,614
Information Technology – 9.37%
Hewlett-Packard	83,000	4,289,440
Intel	165,600	4,454,640
*International Business Machines	37,800	4,389,336
Motorola	233,900	4,394,981
†Xerox	260,900	4,550,096
		22,078,493
Materials – 1.82%
duPont (E.I.) deNemours	86,700	4,292,517
		4,292,517
Telecommunications – 3.68%
AT&T	103,300	4,316,892
†Century Communications	25,000	21
Verizon Communications	94,600	4,358,222
		8,675,135
Utilities – 1.86%
*Progress Energy	91,400	4,387,200
		4,387,200
Total Common Stock
(cost $120,253,257)		145,061,717

Convertible Preferred Stock – 0.08%
*Citigroup Funding 4.953% 9/27/08
exercise price $29.50, expiration
date 9/27/08	6,700	179,895
General Motors 5.25% 3/6/32
exercise price $64.90,
expiration date 3/6/32	275	6,089
Lucent Technologies Capital Trust I
7.75% 3/15/17 exercise price
$24.80, expiration date 3/15/17	5	4,844
Total Convertible Preferred Stock
(cost $222,811)		190,828

Preferred Stock – 0.05%
Nexen 7.35%	4,520	111,643
Total Preferred Stock
(cost $113,000)		111,643

	Principal
	Amount (U.S.$)
Agency Asset-Backed Securities – 0.06%
Fannie Mae Grantor Trust
Series 2003-T4 2A5
4.907% 9/26/33	$111,755	111,838
•Fannie Mae Whole Loan
Series 2002-W11 AV1
5.213% 11/25/32	34,552	34,552
Total Agency Asset-Backed Securities
(cost $145,417)		146,390

Agency Collateralized Mortgage Obligations – 2.28%
Fannie Mae
Series 1996-46 ZA
7.50% 11/25/26	103,001	107,343
Series 2003-122 AJ
4.50% 2/25/28	101,430	99,803
Series 2005-110 MB
5.50% 9/25/35	328,801	332,008
•Series 2006-M2 A2F
5.259% 5/25/20	530,000	520,010
Fannie Mae Grantor Trust
Series 2001-T8 A2
9.50% 7/25/41	82,517	88,979
Fannie Mae Whole Loan
Series 2004-W9 2A1
6.50% 2/25/44	140,448	145,357
Series 2004-W11 1A2
6.50% 5/25/44	155,637	161,138

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac
Series 1730 Z 7.00% 5/15/24	$ 84,908	$ 89,533
Series 2326 ZQ 6.50% 6/15/31	448,377	469,556
Series 2557 WE 5.00% 1/15/18	220,000	216,070
Series 2662 MA 4.50% 10/15/31	187,162	185,122
Series 2694 QG 4.50% 1/15/29	225,000	220,275
Series 2872 GC 5.00% 11/15/29	200,000	196,979
Series 2890 PC 5.00% 7/15/30	380,000	374,094
Series 2915 KP 5.00% 11/15/29	220,000	216,863
Series 3005 ED 5.00% 7/15/25	280,000	265,146
Series 3022 MB 5.00% 12/15/28	165,000	164,256
Series 3063 PC 5.00% 2/15/29	360,000	358,666
Series 3113 QA 5.00% 11/15/25	264,688	264,589
Series 3131 MC 5.50% 4/15/33	145,000	145,448
Series 3173 PE 6.00% 4/15/35	415,000	418,687
Series 3337 PB 5.50% 7/15/30	170,000	170,076
wFreddie Mac Structured Pass
Through Securities
Series T-58 2A 6.50% 9/25/43	166,942	171,505
Total Agency Collateralized Mortgage
Obligations (cost $5,412,580)		5,381,503

Agency Mortgage-Backed Securities – 6.26%
Fannie Mae 6.50% 8/1/17	110,319	112,658
•Fannie Mae ARM 5.967% 8/1/37	390,312	393,500
Fannie Mae Relocation 30 yr
5.00% 11/1/33	120,991	117,344
5.00% 1/1/34	150,707	146,119
5.00% 1/1/36	92,863	89,907
Fannie Mae S.F. 15 yr TBA
4.50% 11/1/22	475,000	459,414
5.00% 11/1/22	800,000	787,500
5.50% 11/1/22	445,000	445,695
6.00% 11/1/22	610,000	620,485
Fannie Mae S.F. 30 yr
5.50% 3/1/29	386,064	382,274
5.50% 4/1/29	430,351	426,126
5.50% 7/1/37	3,655,310	3,602,073
7.50% 6/1/31	64,285	68,049
Fannie Mae S.F. 30 yr TBA
5.00% 11/1/37	3,255,000	3,123,784
5.50% 11/1/37	155,000	152,723
6.00% 11/1/37	1,115,000	1,123,015
6.50% 11/1/37	50,000	51,172
•Freddie Mac ARM
5.585% 4/1/34	71,742	73,313
5.688% 7/1/36	150,066	151,895
Freddie Mac Relocation 30 yr
5.00% 9/1/33	536,557	521,708
Freddie Mac S.F. 15 yr
4.00% 2/1/14	269,828	263,858
5.00% 6/1/18	144,563	142,984
Freddie Mac S.F. 30 yr
7.00% 11/1/33	80,760	84,347
Freddie Mac S.F. 30 yr TBA
6.00% 11/1/37	425,000	427,656
GNMA S.F 30 yr TBA
5.50% 11/1/37	475,000	472,031
6.00% 11/1/37	475,000	480,938
GNMA I S.F. 30 yr 7.50% 9/15/31	20,009	21,155
Total Agency Mortgage-Backed
Securities (cost $14,654,074)		14,741,723

Agency Obligations – 1.19%
Fannie Mae
^5.777% 10/9/19	805,000	435,428
4.75% 3/12/10	115,000	116,065
*4.875% 5/18/12	180,000	182,148
*Federal Home Loan Bank System
4.50% 10/9/09	180,000	180,575
*^Financing Corporation Interest Strip
5.142% 9/26/19	2,000,000	1,105,046
*Freddie Mac 4.75% 1/19/16	100,000	99,535
^Resolution Funding Interest Strip
5.240% 10/15/25	1,670,000	682,036
Total Agency Obligations
(cost $2,755,679)		2,800,833

Commercial Mortgage-Backed Securities – 3.32%
Bank of America
Commercial Mortgage
•Series 2004-3 A5
5.316% 6/10/39	215,000	215,439
•Series 2005-6 AM
5.181% 9/10/47	100,000	97,223
•Series 2006-3 A4
5.889% 7/10/44	225,000	229,156
Series 2006-4 A4
5.634% 7/10/46	335,000	335,163
Bear Stearns Commercial
Mortgage Securities
#Series 2004-ESA E 144A
5.064% 5/14/16	260,000	261,916
•Series 2007-PW16 A4
5.713% 6/11/40	150,000	151,159
•Series 2007-T28 A4
5.742% 9/11/42	235,000	236,065
•Citigroup Commercial Mortgage
Trust Series 2007-C6 A4
5.70% 12/10/49	140,000	140,981
wCommercial Mortgage Pass
Through Certificates
•#Series 2001-J1A A2 144A
6.457% 2/14/34	166,317	171,589
Series 2006-C7 A2
5.69% 6/10/46	140,000	141,606

(continues)     9

Statement of net assets

Delaware Balanced Fund

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Commercial Mortgage-Backed Securities (continued)
•Credit Suisse Mortgage Capital
Certificates Series 2006-C1 AAB
5.555% 2/15/39	$ 75,000	$ 75,040
#Crown Castle Towers
Series 2005-1A C 144A
5.074% 6/15/35	140,000	136,511
First Union National Bank-Bank
of America Commercial
Mortgage Trust
Series 2001-C1 C
6.403% 3/15/33	60,000	62,145
First Union-Lehman Brothers-Bank
of America Series 1998-C2 A2
6.56% 11/18/35	100,704	100,795
General Electric Capital
Commercial Mortgage
Series 2002-1A A3
6.269% 12/10/35	410,000	425,017
Goldman Sachs Mortgage
Securities II
Series 2004-GG2 A3
4.602% 8/10/38	150,000	148,918
•#Series 2006-RR2 A1 144A
5.686% 6/23/46	175,000	166,159
•#Series 2006-RR3 A1S 144A
5.659% 7/18/56	290,000	267,699
Greenwich Capital Commercial
Funding Series 2007-GG9 A4
5.444% 3/10/39	70,000	68,921
JPMorgan Chase Commercial
Mortgage Securities
Series 2002-C1 A3
5.376% 7/12/37	215,000	215,380
Series 2003-C1 A2
4.985% 1/12/37	362,000	355,602
Series 2006-LDP9 A2
5.134% 5/15/47	15,000	14,512
•#Series 2006-RR1A A1 144A
5.455% 10/18/52	160,000	148,150
Series 2007-CB18 A4
5.44% 6/12/47	335,000	329,188
Lehman Brothers-UBS Commercial
Mortgage Trust
Series 2001-C2 A1
6.27% 6/15/20	68,885	69,142
Series 2002-C1 A4
6.462% 3/15/31	320,000	334,353
Merrill Lynch Mortgage Trust
#Series 2005-GGP1 E 144A
4.33% 11/15/10	105,000	104,906
#Series 2005-GGP1 F 144A
4.35% 11/15/10	105,000	104,885
•Series 2006-C1 ASB
5.659% 5/12/39	255,000	256,902
Merrill Lynch/Countrywide
Commercial Mortgage
Trust Series 2007-5 A1
4.275% 8/12/48	538,200	528,471
•Morgan Stanley Capital I
Series 2007-IQ14 A4
5.692% 4/15/49	175,000	174,653
Series 2007-T27 A4
5.651% 6/13/42	230,000	231,085
#SBA Commercial Mortgage
Securities Trust
Series 2006-1A B 144A
5.451% 11/15/36	395,000	390,140
#Tower 144A
Series 2004-2A A
4.232% 12/15/14	270,000	264,317
Series 2006-1 B
5.588% 2/15/36	85,000	84,333
Series 2006-1 C
5.707% 2/15/36	130,000	129,523
Wachovia Bank Commercial
Mortgage Trust
•Series 2005-C20 A5
5.087% 7/15/42	105,000	103,988
Series 2006-C28 A2
5.50% 10/15/48	265,000	265,931
Series 2007-C30 A3
5.246% 12/15/43	275,000	272,686
Total Commercial Mortgage-Backed
Securities (cost $7,953,583)		7,809,649

Convertible Bonds – 0.19%
•U.S. Bancorp 3.838% 9/20/36
exercise price $38.28,
expiration date 9/20/36	275,000	274,037
*Wyeth 4.886% 1/15/24 exercise
price $60.39, expiration
date 1/15/24	165,000	176,923
Total Convertible Bonds
(cost $451,000)		450,960

Corporate Bonds – 8.75%
Banking – 1.17%
American Express Centurion
5.55% 10/17/12	410,000	414,406
Bank One 5.90% 11/15/11	65,000	66,526
Citigroup
5.00% 9/15/14	130,000	126,363
5.875% 5/29/37	130,000	123,877
HSBC 6.50% 9/15/37	180,000	178,922
JPMorgan Chase 5.75% 1/2/13	225,000	229,246
JPMorgan Chase Capital XXV
6.80% 10/1/37	295,000	295,613

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Banking (continued)
#Northern Rock 144A
5.625% 6/22/17	$185,000	$ 187,470
•6.594% 6/29/49	225,000	180,300
Popular North America
4.25% 4/1/08	325,000	323,650
•5.643% 4/6/09	135,000	135,733
Popular North America Capital
Trust I 6.564% 9/15/34	90,000	77,706
•#Vneshtorgbank 144A
5.956% 8/1/08	105,000	104,081
•VTB 24 Capital 6.54% 12/7/09	100,000	98,470
Wells Fargo 5.25% 10/23/12	205,000	205,624
		2,747,987
Basic Industry – 0.21%
*AK Steel 7.75% 6/15/12	10,000	10,250
#Algoma Acquisition 144A
9.875% 6/15/15	5,000	4,450
Bowater 9.00% 8/1/09	5,000	4,925
Freeport McMoRan Copper &
Gold 8.25% 4/1/15	5,000	5,413
Georgia-Pacific
7.70% 6/15/15	5,000	4,950
8.875% 5/15/31	15,000	15,075
Hexion US Finance
9.75% 11/15/14	10,000	11,025
Lubrizol 4.625% 10/1/09	225,000	223,287
Lyondell Chemical 8.00% 9/15/14	10,000	11,125
#MacDermid 144A 9.50% 4/15/17	10,000	9,600
#Momentive Performance Materials
144A 9.75% 12/1/14	10,000	9,800
Norske Skog Canada
8.625% 6/15/11	10,000	7,950
Potlatch 13.00% 12/1/09	15,000	16,931
•#Ryerson 144A 12.574% 11/1/14	5,000	5,125
#Sappi Papier Holding 144A
6.75% 6/15/12	20,000	19,660
#Steel Dynamics 144A
6.75% 4/1/15	5,000	4,813
7.375% 11/1/12	5,000	5,025
#Stora Enso 144A 7.25% 4/15/36	120,000	121,692
Tube City IMS 9.75% 2/1/15	5,000	4,938
*Verso Paper Holdings
9.125% 8/1/14	5,000	5,188
Witco 6.875% 2/1/26	5,000	4,131
		505,353
Brokerage – 0.50%
AMVESCAP 4.50% 12/15/09	320,000	315,811
Bear Stearns 5.85% 7/19/10	175,000	175,920
E Trade Financial 8.00% 6/15/11	10,000	9,550
Goldman Sachs Group
6.75% 10/1/37	445,000	448,113
Jefferies Group 6.45% 6/8/27	160,000	150,924
LaBranche
*9.50% 5/15/09	15,000	15,300
11.00% 5/15/12	10,000	9,950
Lazard Group 6.85% 6/15/17	65,000	64,342
		1,189,910
Capital Goods – 0.23%
Allied Waste North America
7.375% 4/15/14	5,000	5,075
7.875% 4/15/13	10,000	10,350
Berry Plastics Holding
8.875% 9/15/14	10,000	10,300
Casella Waste Systems
9.75% 2/1/13	20,000	20,500
Caterpillar 6.05% 8/15/36	50,000	51,062
CPG International I 10.50% 7/1/13	10,000	10,050
Geo Sub 11.00% 5/15/12	5,000	5,150
*Graham Packaging
9.875% 10/15/14	10,000	9,950
Graphic Packaging International
8.50% 8/15/11	11,000	11,220
#Hawker Beechcraft
Acquisition 144A
9.75% 4/1/17	5,000	5,100
Interface 10.375% 2/1/10	20,000	21,300
Intertape Polymer 8.50% 8/1/14	10,000	9,350
Koppers 9.875% 10/15/13	5,000	5,313
•Masco 6.004% 3/12/10	145,000	142,519
#Penhall International 144A
12.00% 8/1/14	5,000	5,138
Rental Services 9.50% 12/1/14	20,000	19,325
#Siemens Finance 144A
6.125% 8/17/26	135,000	136,673
*Smurfit-Stone Container
Enterprises 8.00% 3/15/17	10,000	9,988
#Tyco Electronics Group 144A
6.55% 10/1/17	45,000	46,002
		534,365
Communications – 1.37%
‡Allegiance Telecom
11.75% 2/15/08	15,000	7,838
American Tower 7.125% 10/15/12	25,000	25,750
AT&T 8.00% 11/15/31	41,000	51,040
AT&T Wireless 8.125% 5/1/12	370,000	413,034
BellSouth 4.20% 9/15/09	130,000	128,279
#Broadview Networks Holdings 144A
11.375% 9/1/12	10,000	10,650
*CCH I Holdings 13.50% 1/15/14	20,000	18,600
•Centennial Communications
10.981% 1/1/13	10,000	10,350
Charter Communications Holdings
13.50% 1/15/11	35,000	34,738
Citizens Utility Communications
7.125% 3/15/19	15,000	14,850

(continues)     11

Statement of net assets

Delaware Balanced Fund

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Communications (continued)
Comcast
•5.543% 7/14/09	$100,000	$ 99,639
*6.30% 11/15/17	255,000	263,528
6.95% 8/15/37	115,000	123,465
Cricket Communications
9.375% 11/1/14	10,000	9,975
*Dex Media West 9.875% 8/15/13	10,000	10,713
•#Hellas Telecommunications
Luxembourg II 144A
10.993% 1/15/15	15,000	14,925
Hughes Network Systems
9.50% 4/15/14	15,000	15,469
Idearc 8.00% 11/15/16	22,000	22,165
¶Inmarsat Finance
10.375% 11/15/12	15,000	14,550
Insight Communications
12.25% 2/15/11	5,000	5,188
Insight Midwest Capital
9.75% 10/1/09	4,000	4,015
Intelsat Bermuda 11.25% 6/15/16	10,000	10,800
#Lamar Media 144A
6.625% 8/15/15	5,000	4,813
#LBI Media 144A 8.50% 8/1/17	5,000	5,075
Level 3 Financing 9.25% 11/1/14	15,000	14,213
Lucent Technologies
6.45% 3/15/29	12,000	10,080
Mediacom Capital 9.50% 1/15/13	20,000	20,100
#MetroPCS Wireless 144A
9.25% 11/1/14	20,000	19,951
•#Nortel Networks 144A
9.493% 7/15/11	15,000	14,888
#PAETEC Holding 144A
9.50% 7/15/15	5,000	5,150
#Quebecor Media 144A
7.75% 3/15/16	10,000	9,700
#Quebecor World 144A
9.75% 1/15/15	10,000	9,800
Qwest 7.50% 10/1/14	10,000	10,488
Qwest Capital Funding
7.25% 2/15/11	10,000	10,100
RH Donnelley
8.875% 1/15/16	5,000	5,025
#144A 8.875% 10/15/17	15,000	15,075
Rural Cellular
9.875% 2/1/10	15,000	15,713
•11.106% 11/1/12	5,000	5,125
Sprint Capital 7.625% 1/30/11	260,000	274,826
•Sprint Nextel 5.598% 6/28/10	120,000	119,712
Telecom Italia Capital
4.00% 1/15/10	225,000	219,981
•5.819% 7/18/11	115,000	115,024
Telefonica Emisiones
5.984% 6/20/11	85,000	87,207
Telefonos de Mexico
4.50% 11/19/08	110,000	109,395
THOMSON 5.70% 10/1/14	230,000	230,063
#Time Warner Cable 144A
5.40% 7/2/12	345,000	344,453
Time Warner Telecom Holdings
9.25% 2/15/14	5,000	5,219
Triton PCS 8.50% 6/1/13	5,000	5,269
*#Univision Communications PIK
144A 9.75% 3/15/15	10,000	9,850
Viacom
5.75% 4/30/11	75,000	75,783
•6.044% 6/16/09	75,000	74,774
6.125% 10/5/17	60,000	60,133
Windstream 8.125% 8/1/13	10,000	10,625
		3,227,171
Consumer Cyclical – 0.76%
*#Allison Transmission 144A
11.00% 11/1/15	6,000	6,143
*Carrols 9.00% 1/15/13	15,000	14,400
Corrections Corporation of
America 7.50% 5/1/11	5,000	5,088
CVS Caremark
4.875% 9/15/14	65,000	62,333
5.75% 6/1/17	125,000	124,584
•DaimlerChrysler North America
5.81% 8/3/09	245,000	245,329
Darden Restaurants
6.20% 10/15/17	160,000	162,783
Federated Retail Holdings
5.90% 12/1/16	120,000	114,760
*Ford Motor 7.45% 7/16/31	20,000	15,900
Ford Motor Credit
7.375% 10/28/09	20,000	19,298
7.80% 6/1/12	10,000	9,405
Gaylord Entertainment
8.00% 11/15/13	15,000	15,338
*General Motors
6.375% 5/1/08	10,000	9,950
8.375% 7/15/33	35,000	32,025
Global Cash Access
8.75% 3/15/12	5,000	5,200
GMAC
4.375% 12/10/07	5,000	4,992
•6.808% 5/15/09	3,000	2,824
6.875% 9/15/11	215,000	198,308
6.875% 8/28/12	14,000	12,633
*Harrah’s Operating 6.50% 6/1/16	5,000	3,969
Host Marriott 7.125% 11/1/13	10,000	10,200
KB Home 8.625% 12/15/08	5,000	4,950
Lear 8.75% 12/1/16	30,000	28,950

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Majestic Star Casino
9.50% 10/15/10	$ 20,000	$ 19,800
Mandalay Resort Group
9.375% 2/15/10	5,000	5,275
9.50% 8/1/08	10,000	10,300
McDonalds 6.30% 10/15/37	175,000	179,172
*Neiman Marcus Group PIK
9.00% 10/15/15	10,000	10,600
NPC International 9.50% 5/1/14	15,000	14,100
*#Outback Steakhouse 144A
10.00% 6/15/15	5,000	4,325
Penney (J.C.) 8.00% 3/1/10	95,000	101,262
#Pokagon Gaming Authority 144A
10.375% 6/15/14	20,000	22,200
#Seminole Indian Tribe of Florida
144A 7.804% 10/1/20	5,000	5,110
*Starwood Hotels & Resorts
Worldwide 6.25% 2/15/13	15,000	15,067
*Station Casinos 6.625% 3/15/18	15,000	11,963
Target 6.50% 10/15/37	125,000	127,064
#TRW Automotive 144A
7.25% 3/15/17	5,000	4,894
#USI Holdings 144A 9.75% 5/15/15	10,000	8,875
Wheeling Island Gaming
10.125% 12/15/09	125,000	125,313
WMG Acquisition 7.375% 4/15/14	10,000	8,925
		1,783,607
Consumer Non-Cyclical – 0.87%
American Achievement
8.25% 4/1/12	5,000	5,025
#Amgen 144A
5.85% 6/1/17	75,000	75,023
6.375% 6/1/37	205,000	208,006
Aramark Services 8.50% 2/1/15	15,000	15,263
#Cardtronics 144A 9.25% 8/15/13	5,000	4,850
*Chiquita Brands International
8.875% 12/1/15	10,000	9,150
Clorox 5.45% 10/15/12	100,000	100,230
Coca-Cola 5.35% 11/15/17	155,000	154,223
#Community Health Systems 144A
8.875% 7/15/15	30,000	30,525
*Constellation Brands
8.125% 1/15/12	12,000	12,270
Cott Beverages 8.00% 12/15/11	11,000	10,698
#Covidien International Finance
144A 6.55% 10/15/37	170,000	173,761
CRC Health 10.75% 2/1/16	20,000	21,300
Diageo Capital
5.20% 1/30/13	150,000	149,449
5.75% 10/23/17	140,000	139,535
#HCA PIK 144A 9.625% 11/15/16	29,000	30,740
HealthSouth 10.75% 6/15/16	20,000	21,200
Kraft Foods 4.125% 11/12/09	85,000	83,707
Kroger 6.375% 3/1/08	185,000	185,640
National Beef Packing
10.50% 8/1/11	10,000	10,100
*Pilgrim’s Pride 8.375% 5/1/17	30,000	30,375
Safeway 6.35% 8/15/17	115,000	119,267
US Oncology 10.75% 8/15/14	10,000	10,450
UST 6.625% 7/15/12	75,000	79,282
Wyeth 5.50% 2/1/14	380,000	381,543
		2,061,612
Electric – 0.58%
AES
7.75% 3/1/14	5,000	5,025
#144A 8.00% 10/15/17	10,000	10,138
‡#Calpine 144A 8.496% 7/15/09	19,550	20,723
Commonwealth Edison
6.15% 9/15/17	130,000	132,938
Dominion Resources
5.687% 5/15/08	130,000	130,158
FPL Group Capital
5.625% 9/1/11	150,000	152,759
•6.65% 6/17/67	60,000	59,517
Midwest Generation
8.30% 7/2/09	10,315	10,560
Mirant North America
7.375% 12/31/13	10,000	10,188
•Nisource Finance
6.064% 11/23/09	125,000	124,574
NRG Energy 7.375% 2/1/16	25,000	25,000
Orion Power Holdings
12.00% 5/1/10	25,000	27,750
Pepco Holdings
6.125% 6/1/17	95,000	96,583
•6.246% 6/1/10	175,000	174,550
#Power Contract Financing 144A
6.256% 2/1/10	72,040	73,171
PSEG Funding Trust I
5.381% 11/16/07	225,000	224,953
PSEG Power 5.50% 12/1/15	95,000	93,335
		1,371,922
Energy – 0.76%
Apache 5.25% 4/15/13	115,000	115,327
#Canadian Oil Sands 144A
4.80% 8/10/09	145,000	144,023
CenterPoint Energy Resource
6.125% 11/1/17	40,000	40,180
Chesapeake Energy
6.375% 6/15/15	8,000	7,800
6.625% 1/15/16	5,000	4,925
Compton Petroleum Finance
7.625% 12/1/13	20,000	19,250
Devon Energy 7.95% 4/15/32	30,000	36,803

(continues)     13

Statement of net assets

Delaware Balanced Fund

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Energy (continued)
El Paso
6.875% 6/15/14	$ 20,000	$ 20,136
*7.00% 6/15/17	10,000	10,070
#Energy Partners 144A
9.75% 4/15/14	10,000	9,950
Enterprise Products Operating
5.60% 10/15/14	125,000	123,788
Foundation Pennsylvania Coal
7.25% 8/1/14	10,000	9,875
Geophysique-Veritas
7.75% 5/15/17	5,000	5,175
#Hilcorp Energy I 144A
7.75% 11/1/15	10,000	9,888
9.00% 6/1/16	10,000	10,425
Husky Energy 6.80% 9/15/37	80,000	84,086
#Lukoil International Finance 144A
6.356% 6/7/17	100,000	96,500
Mariner Energy 8.00% 5/15/17	10,000	9,925
Massey Energy
6.625% 11/15/10	5,000	4,900
6.875% 12/15/13	10,000	9,500
ONEOK Partners 6.85% 10/15/37	55,000	57,650
#OPTI Canada 144A
7.875% 12/15/14	5,000	4,988
8.25% 12/15/14	2,000	2,015
PetroHawk Energy
9.125% 7/15/13	10,000	10,663
Plains Exploration & Production
7.00% 3/15/17	5,000	4,775
#Ras Laffan Liquefied Natural Gas III
144A 5.832% 9/30/16	165,000	165,816
Seitel 9.75% 2/15/14	10,000	9,325
#Stallion Oilfield Services 144A
9.75% 2/1/15	5,000	4,750
Suncor Energy 6.50% 6/15/38	250,000	262,585
TNK-BP Finance 6.625% 3/20/17	240,000	218,141
TransCanada Pipelines
6.20% 10/15/37	165,000	166,047
Whiting Petroleum 7.25% 5/1/13	10,000	9,875
Williams 7.50% 1/15/31	15,000	15,900
XTO Energy 6.25% 8/1/17	75,000	77,898
		1,782,954
Finance Companies – 0.86%
*•American Express 6.80% 9/1/66	210,000	215,656
#Capmark Financial Group 144A
5.875% 5/10/12	110,000	98,849
6.30% 5/10/17	365,000	298,998
FTI Consulting 7.625% 6/15/13	30,000	31,050
General Electric Capital
5.625% 9/15/17	150,000	151,746
•#ILFC E-Capital Trust II 144A
6.25% 12/21/65	100,000	98,283
International Lease Finance
5.35% 3/1/12	130,000	129,124
5.875% 5/1/13	85,000	86,231
Leucadia National 8.125% 9/15/15	10,000	10,138
#Nuveen Investments 144A
10.50% 11/15/15	10,000	10,000
Residential Capital
*•6.224% 6/9/08	30,000	26,888
7.125% 11/21/08	170,000	143,258
•7.80% 11/21/08	90,000	75,938
SLM 5.40% 10/25/11	466,000	431,590
Washington Mutual
5.25% 9/15/17	115,000	100,121
*5.50% 8/24/11	110,000	108,490
		2,016,360
Industrial - Other – 0.01%
#Mobile Services Group 144A
9.75% 8/1/14	10,000	10,100
Trimas 9.875% 6/15/12	14,000	14,455
		24,555
Insurance – 0.51%
Berkshire Hathaway Finance
4.85% 1/15/15	120,000	116,440
#HUB International Holdings 144A
10.25% 6/15/15	5,000	4,650
Montpelier Re Holdings
6.125% 8/15/13	55,000	54,840
#Mutual of Omaha 144A
6.80% 6/15/36	100,000	102,093
#Nippon Life Insurance 144A
4.875% 8/9/10	255,000	253,281
•w#Twin Reefs Pass Through Trust
144A 6.12% 12/31/49	200,000	172,538
Unitrin 6.00% 5/15/17	190,000	186,659
WellPoint
5.00% 1/15/11	175,000	174,256
5.00% 12/15/14	142,000	136,749
		1,201,506
Natural Gas – 0.45%
AmeriGas Partners
7.125% 5/20/16	9,000	8,843
#Caithness Coso Funding 144A
5.489% 6/15/19	136,068	138,067
#Dynergy Holdings 144A
7.75% 6/1/19	30,000	28,313
Enterprise Products Operating
4.625% 10/15/09	240,000	238,122
Ferrellgas Finance Escrow
6.75% 5/1/14	5,000	4,950
Inergy Finance 6.875% 12/15/14	15,000	14,775
Kinder Morgan Energy Partners
5.125% 11/15/14	85,000	81,855

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Corporate Bonds (continued)
Natural Gas (continued)
Kinder Morgan Finance
5.35% 1/5/11	$ 5,000	$ 4,909
Regency Energy Partners
8.375% 12/15/13	7,000	7,403
Valero Energy 6.625% 6/15/37	125,000	129,125
Valero Logistics Operations
6.05% 3/15/13	395,000	398,264
		1,054,626
Real Estate – 0.16%
BF Saul REIT 7.50% 3/1/14	15,000	14,663
iStar Financial
5.15% 3/1/12	85,000	77,658
5.875% 3/15/16	150,000	133,037
Regency Centers 5.875% 6/15/17	150,000	146,245
Rouse 7.20% 9/15/12	5,000	5,050
		376,653
Technology – 0.04%
Freescale Semiconductor
8.875% 12/15/14	10,000	9,513
*MagnaChip Semiconductor
8.00% 12/15/14	5,000	3,775
Sungard Data Systems
9.125% 8/15/13	6,000	6,150
*10.25% 8/15/15	5,000	5,238
Xerox 5.50% 5/15/12	75,000	75,096
		99,772
Transportation – 0.27%
Continental Airlines
6.503% 6/15/11	150,000	150,938
#Erac USA Finance 144A
7.00% 10/15/37	450,000	444,196
Hertz 8.875% 1/1/14	20,000	20,700
Kansas City Southern Railway
9.50% 10/1/08	10,000	10,275
Seabulk International
9.50% 8/15/13	15,000	16,050
		642,159
Total Corporate Bonds
(cost $20,618,114)		20,620,512

Foreign Agency – 0.09%
Pemex Project Funding Master
Trust 6.125% 8/15/08	220,000	222,134
Total Foreign Agency
(cost $220,594)		222,134

Municipal Bonds – 0.77%
Augusta, Georgia Water & Sewer
Revenue 5.25% 10/1/39 (FSA)	310,000	323,882
Buckeye Ohio Tobacco Settlement
Financing Authority
5.875% 6/1/47	105,000	101,937
California State 5.00% 2/1/33	120,000	121,214
California State University
Systemwide Revenue Series A
5.00% 11/1/30 (AMBAC)	115,000	119,181
Illinois State Taxable Pension
5.10% 6/1/33	170,000	161,585
New Jersey Economic
Development Authority
Revenue Cigarette Tax
5.75% 6/15/29	220,000	230,644
New York State Urban
Development Series A-1
5.25% 3/15/34 (FGIC)	210,000	219,696
Oregon State Taxable Pension
5.892% 6/1/27	200,000	209,292
West Virginia Economic
Development Authority
5.37% 7/1/20 (MBIA)	100,000	98,961
West Virginia Tobacco Settlement
Finance Authority Series A
7.467% 6/1/47	220,000	215,681
Total Municipal Bonds
(cost $1,784,204)		1,802,073

Non-Agency Asset-Backed Securities – 5.17%
•Ameriquest Mortgage Securities
Series 2006-R1 A2C
5.063% 3/25/36	180,000	173,669
•Bank of America Credit Card
Trust Series 2006-A10 A10
5.071% 2/15/12	2,875,000	2,863,446
Capital Auto Receivables Asset
Trust Series 2007-3 A3A
5.02% 9/15/11	205,000	205,570
Capital One Multi-Asset Execution
Trust Series 2007-A7 A7
5.75% 7/15/20	190,000	192,470
Caterpillar Financial Asset Trust
Series 2007-A A3A
5.34% 6/25/12	70,000	70,675
#Cendant Timeshare Receivables
Funding Series 2004-1A A1
144A 3.67% 5/20/16	80,460	78,202
•Chase Issuance Trust
Series 2007-A11 A11
5.091% 7/16/12	1,500,000	1,491,004
Citibank Credit Card Issuance Trust
Series 2007-A3 A3
6.15% 6/15/39	450,000	455,959
•Series 2007-A6 A6
5.238% 7/12/12	2,000,000	1,987,263
•Series 2007-A7 A7
5.348% 8/20/14	235,000	236,169
CNH Equipment Trust
Series 2007-B A3A
5.40% 10/17/11	200,000	201,036

(continues)     15

Statement of net assets

Delaware Balanced Fund

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Asset-Backed Securities (continued)
•Countrywide Asset-Backed Certificates
Series 2006-3 2A2
5.053% 6/25/36	$495,000	$ 475,359
Series 2006-S7 A3
5.712% 11/25/35	410,000	388,478
#Countrywide Asset-Backed NIM
Certificates Series 2004-BC1
Note 144A 5.50% 4/25/35	107	43
*Discover Card Master Trust Series
2007 A1 A1 5.65% 3/16/20	305,000	304,454
#Dunkin Securitization Series 2006-1
A2 144A 5.779% 6/20/31	390,000	393,349
•GMAC Mortgage Loan Trust Series
2006-HE3 A2 5.75% 10/25/36	115,000	112,428
Hyundai Auto Receivables
Trust Series 2007-A A3A
5.04% 1/17/12	70,000	70,063
•#MASTR Specialized Loan Trust
Series 2005-2 A2 144A
5.006% 7/25/35	113,224	97,372
•Merrill Lynch Mortgage Investors
Series 2006-AR1 A2C
5.03% 3/25/37	425,000	400,665
Mid-State Trust
Series 11 A1
4.86% 7/15/38	101,393	95,036
Series 2004-1 A
6.005% 8/15/37	51,161	52,092
#Series 2006-1 A 144A
5.787% 10/15/40	81,409	76,690
Renaissance Home Equity Loan Trust
Series 2005-4 A2
5.399% 2/25/36	51,364	51,166
Series 2007-2 AF2
5.675% 6/25/37	95,000	93,636
•Residential Asset Securities
Series 2003-KS9 AI6
4.71% 11/25/33	166,083	161,538
Series 2006-KS3 AI3
5.043% 4/25/36	765,000	728,755
RSB Bondco Series 2007-A A2
5.72% 4/1/18	170,000	172,960
#Sharp Net Interest Margin Trust
Series 2004-2N Note 144A
7.00% 1/25/34	2,601	1,170
#Sierra Receivables Funding
Series 2003-2A A1 144A
3.03% 12/15/15	138,391	134,910
•#SLM Student Loan Trust
Series 2003-4 A5C 144A
5.854% 3/15/33	250,000	247,500
Structured Asset Securities
Series 2001-SB1 A2
3.375% 8/25/31	164,607	145,154
Series 2004-16XS A2
4.91% 8/25/34	28,453	28,348
Total Non-Agency Asset-Backed
Securities (cost $12,359,602)		12,186,629

Non-Agency Collateralized Mortgage Obligations – 7.61%
•Adjustable Rate Mortgage Trust
Series 2005-10 3A11
5.416% 1/25/36	235,415	227,410
American Home Mortgage
Investment Trust Series 2005-2
5A1 5.064% 9/25/35	205,000	198,826
Bank of America Alternative Loan Trust
Series 2003-10 2A1
6.00% 12/25/33	345,033	342,985
Series 2004-2 1A1
6.00% 3/25/34	253,513	252,008
Series 2005-3 2A1
5.50% 4/25/20	182,713	181,742
Series 2005-5 2CB1
6.00% 6/25/35	171,356	170,339
Series 2005-9 5A1
5.50% 10/25/20	212,304	211,176
•Bank of America Funding Series
2006-F 1A2 5.165% 7/20/36	198,194	197,953
Bank of America
Mortgage Securities
•Series 2003-D 1A2
7.281% 5/25/33	1,809	1,823
Series 2005-9 2A1
4.75% 10/25/20	285,764	279,452
Bear Stearns Asset Backed
Securities Trust Series 2005-AC8
A5 5.50% 11/25/35	204,012	204,145
Chase Mortgage Finance Series
2003-S8 A2 5.00% 9/25/18	427,757	415,067
Citicorp Mortgage Securities Series
2006-3 1A4 6.00% 6/25/36	265,000	259,190
•Citigroup Mortgage Loan Trust
Series 2007-AR5 1AB
5.619% 4/25/37	251,273	250,313
Countrywide Alternative Loan Trust
Series 2004-28CB 6A1
6.00% 1/25/35	89,280	88,750
•Series 2004-J7 1A2
4.673% 8/25/34	46,654	46,490
•Series 2005-63 3A1
5.890% 11/25/35	297,673	295,624
Series 2006-2CB A3
5.50% 3/25/36	191,736	191,192

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
♦Countrywide Home Loan
Mortgage Pass Through Trust
•Series 2004-12 1M
5.111% 8/25/34	$183,636	$183,190
•Series 2004-HYB4 M
4.833% 9/20/34	82,559	79,282
Series 2005-23 A1
5.50% 11/25/35	327,073	319,714
Series 2006-1 A2
6.00% 3/25/36	133,858	133,775
Series 2006-1 A3
6.00% 3/25/36	55,118	54,791
Series 2006-17 A5
6.00% 12/25/36	99,893	100,375
•Series 2006-HYB3 3A1A
6.095% 5/20/36	257,137	263,216
•Series 2006-HYB4 1A2
5.64% 6/20/36	167,441	169,292
Credit Suisse First Boston
Mortgage Securities
Series 2003-29 5A1
7.00% 12/25/33	71,423	73,543
Series 2004-1 3A1
7.00% 2/25/34	44,055	45,363
First Horizon Asset Securities
Series 2003-5 1A17
8.00% 7/25/33	89,327	94,404
•Series 2004-AR5 4A1
5.70% 10/25/34	173,301	171,533
•Series 2007-AR2 1A1
5.862% 8/25/37	130,714	130,877
•Series 2007-AR3 2A2
6.327% 11/25/37	467,531	469,285
•GMAC Mortgage Loan Trust Series
2005-AR2 4A 5.183% 5/25/35	228,818	226,972
#GSMPS Mortgage Loan Trust 144A
•Series 1998-3 A
7.75% 9/19/27	68,290	72,456
•Series 1999-3 A
8.00% 8/19/29	107,886	114,632
Series 2005-RP1 1A3
8.00% 1/25/35	125,228	134,196
Series 2005-RP1 1A4
8.50% 1/25/35	58,888	63,514
GSR Mortgage Loan Trust Series
2006-1F 5A2 6.00% 2/25/36	95,835	95,266
•JPMorgan Mortgage Trust
Series 2005-A1 4A1
4.779% 2/25/35	264,751	260,584
Series 2005-A4 1A1
5.399% 7/25/35	293,145	292,492
Series 2005-A6 1A2
5.138% 9/25/35	375,000	363,392
Lehman Mortgage Trust
Series 2005-2 2A3
5.50% 12/25/35	209,583	209,317
Series 2006-1 3A3
5.50% 2/25/36	222,691	222,284
•MASTR Adjustable Rate
Mortgages Trust
Series 2003-6 1A2
5.904% 12/25/33	90,929	92,788
Series 2005-1 B1
5.416% 3/25/35	280,614	279,649
Series 2005-6 7A1
5.328% 6/25/35	182,723	182,108
MASTR Alternative Loans
Trust Series 2003-6 3A1
8.00% 9/25/33	33,216	34,136
#MASTR Reperforming Loan
Trust 144A
Series 2005-1 1A5
8.00% 8/25/34	187,715	200,461
Series 2005-2 1A4
8.00% 5/25/35	153,737	165,032
Morgan Stanley Mortgage
Loan Trust Series 2006-2 6A
6.50% 2/25/36	131,394	132,175
Nomura Asset Acceptance
Series 2005-WF1 2A2
4.786% 3/25/35	390,000	380,153
•Series 2006-AF1 1A2
6.159% 5/25/36	370,000	367,407
Prime Mortgage Trust
Series 2004-CL1 1A1
6.00% 2/25/34	94,732	95,413
Residential Asset
Mortgage Products
Series 2004-SL1 A3
7.00% 11/25/31	45,877	46,702
Series 2004-SL4 A3
6.50% 7/25/32	133,034	136,646
Series 2005-SL1 A2
6.00% 5/25/32	164,559	167,888
•Residential Funding Mortgage
Securities I Series 2006-SA3
3A1 6.04% 9/25/36	238,488	241,660
•Structured Adjustable Rate
Mortgage Loan Trust
Series 2004-18 5A
5.50% 12/25/34	175,226	175,276
Series 2005-22 4A2
5.373% 12/25/35	52,084	50,774
Series 2005-3XS A2
5.123% 1/25/35	15,011	15,013
Series 2006-5 5A4
5.544% 6/25/36	112,774	112,575

(continues)     17

Statement of net assets

Delaware Balanced Fund

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Non-Agency Collateralized Mortgage Obligations (continued)
Structured Asset Securities
•Series 2002-22H 1A
6.943% 11/25/32	$ 58,345	$ 59,031
Series 2004-12H 1A
6.00% 5/25/34	201,631	202,135
•Series 2005-6 B2
5.345% 5/25/35	96,690	75,205
♦Washington Mutual
Alternative Mortgage Pass
Through Certificates
Series 2005-9 3CB
5.50% 10/25/20	248,848	247,526
Series 2006-5 2CB3
6.00% 7/25/36	241,000	243,341
♦Washington Mutual Mortgage
Pass Through Certificates
Series 2004-CB3 4A
6.00% 10/25/19	300,030	303,125
•Series 2006-AR8 1A5
5.892% 8/25/46	47,273	47,434
•Series 2006-AR8 2A3
6.133% 8/25/36	32,411	32,918
•Series 2006-AR10 1A1
5.943% 9/25/36	241,997	243,153
•Series 2006-AR14 1A4
5.647% 11/25/36	258,122	257,282
•Series 2007-HY3 4A1
5.349% 3/25/37	491,555	488,873
Wells Fargo Mortgage Backed
Securities Trust
•Series 2004-T A1
6.08% 9/25/34	75,862	75,984
Series 2005-12 1A7
5.50% 11/25/35	353,161	343,339
Series 2005-14 2A1
5.50% 12/25/35	411,171	401,920
Series 2005-17 1A1
5.50% 1/25/36	304,842	297,888
Series 2005-17 1A2
5.50% 1/25/36	277,543	269,824
•Series 2005-AR16 6A4
5.00% 10/25/35	298,689	297,388
Series 2006-2 3A1
5.75% 3/25/36	510,363	497,578
Series 2006-4 2A3
5.75% 4/25/36	106,339	105,013
•Series 2006-AR4 1A1
5.857% 4/25/36	384,152	381,442
•Series 2006-AR4 2A1
5.774% 4/25/36	550,869	542,401
•Series 2006-AR6 7A1
5.114% 3/25/36	506,910	492,654
•Series 2006-AR10 5A1
5.597% 7/25/36	231,250	231,244
•Series 2006-AR11 A7
5.517% 8/25/36	283,780	282,190
Series 2006-AR12 1A2
6.025% 9/25/36	140,625	142,363
Series 2007-8 2A6
6.00% 7/25/37	65,000	63,576
Series 2007-13 A7
6.00% 9/25/37	260,473	258,397
Total Non-Agency Collateralized
Mortgage Obligations
(cost $17,987,994)		17,917,310

U.S. Treasury Obligations – 3.06%
*U.S. Treasury Bond 4.75% 2/15/37	1,996,000	1,995,534
U.S. Treasury Inflation Index Bond
2.00% 1/15/26	309,048	298,593
U.S. Treasury Inflation Index Notes
*2.00% 1/15/14	534,527	534,277
¥2.375% 4/15/11	476,644	484,204
*2.375% 1/15/17	1,196,041	1,221,925
2.50% 7/15/16	77,220	79,778
*3.00% 7/15/12	208,161	218,829
3.875% 1/15/09	145,804	149,723
U.S. Treasury Notes
3.875% 10/31/12	1,346,000	1,329,176
*4.50% 5/15/10	230,000	233,324
*4.75% 8/15/17	309,000	315,904
^U.S. Treasury Strip 4.103% 11/15/13	455,000	353,370
Total U.S. Treasury Obligations
(cost $7,061,064)		7,214,637

Repurchase Agreements – 2.15%
With BNP Paribas 4.53% 11/1/07
(dated 10/31/07, to be
repurchased at $3,438,433,
collateralized by $1,686,000
U.S. Treasury Notes 3.375% due
9/15/09, market value $1,678,333,
$249,000 U.S. Treasury Notes
4.625% due 11/30/08, market
value $255,855, $199,000
U.S. Treasury Notes 4.625% due
8/31/11, market value $205,677,
$324,000 U.S. Treasury Notes
4.625% due 10/31/11, market
value $331,764, $249,000
U.S. Treasury Notes 4.875% due
5/31/08, market value $255,416,
$321,000 U.S. Treasury Notes
4.875% due 8/31/08, market
value $325,486, and $441,000
U.S. Treasury Notes 5.625% due
5/15/08, market value $455,876)	3,438,000	3,438,000

	Principal	Value
	Amount (U.S.$)	(U.S.$)
Repurchase Agreements (continued)
With UBS Warburg 4.51%
11/1/07 (dated 10/31/07,
to be repurchased at
$1,620,203, collateralized
by $997,000 U.S. Treasury
Notes 4.375% due 12/15/10,
market value $1,027,748,
$109,000 U.S. Treasury Notes
4.625% due 8/31/11,
market value $112,257, and
$509,000 U.S. Treasury Notes
4.875% due 10/31/08, market
value $513,692)	$ 1,620,000	$ 1,620,000
Total Repurchase Agreements
(cost $5,058,000)		5,058,000

Total Value of Securities Before Securities
Lending Collateral – 102.60%
(cost $217,050,973)		241,716,541

	Number of
	Shares
Securities Lending Collateral** – 11.25%
Investment Companies
Mellon GSL DBT II
Collateral Fund	26,499,362	26,499,362
Total Securities Lending Collateral
(cost $26,499,362)		26,499,362

Total Value of Securities – 113.85%
(cost $243,550,335)		268,215,903 ©
Obligation to Return Securities
Lending Collateral** – (11.25%)		(26,499,362)
Liabilities Net of Receivables
and Other Assets – (2.60%)		(6,126,798)
Net Assets Applicable to 12,382,631
Shares Outstanding – 100.00%		$235,589,743

Net Asset Value – Delaware Balanced Fund
Class A ($216,284,130 / 11,367,973 Shares)		$19.03
Net Asset Value – Delaware Balanced Fund
Class B ($11,568,770 / 607,901 Shares)		$19.03
Net Asset Value – Delaware Balanced Fund
Class C ($5,227,675 / 275,000 Shares)		$19.01
Net Asset Value – Delaware Balanced Fund
Class R ($181,054 / 9,532 Shares)		$18.99
Net Asset Value – Delaware Balanced Fund
Institutional Class ($2,328,114 / 122,225 Shares)		$19.05

Components of Net Assets at October 31, 2007:
Shares of beneficial interest
(unlimited authorization – no par)	$235,510,699
Undistributed net investment income	1,476,780
Accumulated net realized loss on investments	(26,303,143)
Net unrealized appreciation of investments	24,905,407
Total net assets	$235,589,743

†	Non-income producing security for the year ended October 31 2007.

w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

‡	Non-income producing security. Security is currently in default.

•	Variable rate security. The rate shown is the rate as of October 31, 2007.

¶	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

¥	Fully or partially pledged as collateral for financial futures contracts.

*	Fully or partially on loan.

**	See Note 10 in “Notes to financial statements.”

©	Includes $25,785,204 of securities loaned.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2007, the aggregate amount of Rule 144A securities equaled $8,105,121, which represented 3.44% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At October 31, 2007, the aggregate amount of illiquid securities equaled $21,840, which represented 0.01% of the Fund’s’ net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Series’ fair valuation policy. At October 31, 2007, the aggregate amount of fair valued securities equaled $21,480, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

Õ	Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2007, the aggregate amount of the restricted security equaled $21,840 or 0.01% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

(continues)     19

Statement of net assets

Delaware Balanced Fund

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
ARM — Adjustable Rate Mortgage
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Government National Mortgage Association
GSMPS — Goldman Sachs Reperforming Mortgage Securities
MASTR — Mortgage Asset Securitization Transactions
MBIA — Insured by the Municipal Bond Insurance Association
NIM — Net Interest Margin
PIK — Pay-in-Kind
REIT — Real Estate Investment Trust
S.F. — Single Family
TBA — To Be Announced
yr — Year

Net Asset Value and Offering Price Per Share –
Delaware Balanced Fund
Net asset value Class A (A)	$19.03
Sales charge (5.75% of offering price) (B)	1.16
Offering price	$20.19

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

The following futures contracts and swap contracts were outstanding at October 31, 2007:

Futures Contracts[1]
		Notional			Unrealized
Contracts to		Cost	Notional	Expiration	Appreciation
Buy (Sell)		(Proceeds)	Value	Date	(Depreciation	)
45	U.S. Treasury
	5 year Notes	$4,812,596	$4,830,469	12/31/07	$17,873
(7)	U.S. Treasury
	Long Bond	(781,574)	(788,156)	12/31/07	(6,582)
$11,291

Swap Contracts[2]
Credit Default Swap Contracts
		Annual		Unrealized
Swap Counterparty &	Notional	Protection	Termination	Appreciation
Referenced Obligation	Amount	Payments	Date	(Depreciation )
Protection Purchased:
Goldman Sachs
Beazer Homes
5 yr CDS	$250,000	3.08%	6/20/12	$ 58,883
Best Buy
10 yr CDS	150,000	0.98%	9/20/17	187
5 yr CDS	290,000	0.60%	9/20/12	362
JPMorgan Chase Bank
ABX Home
Equity BBB-06-1	60,000	0.17%	7/25/45	29,400
Equity BBB-06-1	310,000	2.67%	7/25/45	161,200
Embarq 7 yr CDS	75,000	0.77%	9/20/14	813
Lehman Brothers
Capmark Financial
5 yr CDS	125,000	1.65%	9/20/12	9,646
5 yr CDS	105,000	2.42%	9/20/12	4,920
5 yr CDS	210,000	4.25%	9/20/12	(5,289)
Gannet 7 yr CDS	222,000	0.88%	6/28/12	(498)
Home Depot
5 yr CDS	325,000	0.50%	9/20/12	228
New York Times
7 yr CDS	222,000	0.75%	9/20/14	79
Sara Lee 7 yr CDS	222,000	0.60%	9/20/14	(2,961)
V.F. 5 yr CDS	157,500	0.40%	9/20/12	(1,261)
Washington
Mutual 4 yr CDS	320,000	0.85%	9/20/11	8,539
				$264,248
Protection Sold:
Goldman Sachs
ABX Home Equity
Index 06-2 AA	$120,000	0.17%	5/25/46	$ (3,000)
JPMorgan Chase Bank
Residential Capital
1 yr CDS	146,000	8.25%	9/20/08	(17,910)
1 yr CDS	73,000	8.75%	9/20/08	(8,688)
Lehman Brothers
Beazer Homes
5 yr CDS	250,000	3.43%	6/20/12	(56,486)
Best Buy
5 yr CDS	145,000	0.61%	9/20/12	(134)
10 yr CDS	75,000	0.99%	9/20/17	(38)
Reynolds American
5 yr CDS	444,000	1.00%	9/20/12	7,043
				$ (79,213)

Index Swap Contract
Notional	Expiration		Unrealized
Amount	Date	Description	Depreciation
$450,000	12/31/07	Agreement with JPMorgan to receive the notional amount multiplied by the return on the BOFA Commercial MBS AAA 10yr Index and to pay the notional amount multiplied by the 6 month BOA Index return spread plus 0.15%.	$(15,118)

Interest Rate Swap Contract
Notional	Expiration		Unrealized
Amount	Date	Description	Appreciation
$3,045,000	5/2/12	Agreement with Goldman Sachs to receive the notional amount multiplied by the fixed rate of 5.355% and to pay the notional amount multiplied by the 3 month LIBOR adjusted by a spread plus 0.05%.	$27,315

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”
2 See Note 9 in “Notes to financial statements.”

See accompanying notes

Statement of operations

Delaware Balanced Fund

Year Ended October 31, 2007

Investment Income:
Interest	$4,821,024
Dividends	3,972,539
Security Lending Income	31,457	$ 8,825,020

Expenses:
Management fees	1,586,188
Distribution expenses – Class A	564,092
Distribution expenses – Class B	151,357
Distribution expenses – Class C	53,557
Distribution expenses – Class R	1,032
Dividend disbursing and transfer agent fees and expenses	433,369
Accounting and administration expenses	97,600
Registration fees	58,564
Reports and statements to shareholders	49,934
Legal fees	49,600
Trustees’ fees & benefits	30,028
Audit and tax	23,036
Pricing fees	15,866
Custodian fees	11,224
Insurance fees	6,138
Consulting fees	4,003
Dues and services	1,541
Trustees’ expenses	1,142	3,138,271
Less waiver of distribution expenses – Class A		(87,080)
Less waiver of distribution expenses – Class R		(172)
Less expense paid indirectly		(3,335)
Total operating expenses		3,047,684
Net Investment Income		5,777,336

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments		7,882,505
Future contracts		71,682
Swap contracts		328,704
Net realized gain		8,282,891
Net change in unrealized appreciation/depreciation of investments		1,507,367
Net Realized and Unrealized Gain on Investments		9,790,258

Net Increase in Net Assets Resulting from Operations		$15,567,594

See accompanying notes

Statements of changes in net assets

Delaware Balanced Fund

	Year Ended
	10/31/07	10/31/06
Increase in Net Assets from Operations:
Net investment income	$5,777,336	$5,760,284
Net realized gain on investments	8,282,891	7,669,360
Net change in unrealized appreciation/depreciation of investments and foreign currencies	1,507,367	21,728,512
Net increase in net assets resulting from operations	15,567,594	35,158,156

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,159,676)	(5,883,712)
Class B	(311,119)	(388,186)
Class C	(108,722)	(109,715)
Class R	(4,221)	(1,614)
Institutional Class	(67,401)	(84,762)
	(6,651,139)	(6,467,989)
Capital Share Transactions:
Proceeds from shares sold:
Class A	10,144,397	5,548,936
Class B	1,333,642	1,428,563
Class C	850,890	1,064,523
Class R	24,169	155,329
Institutional Class	349,627	361,167

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,491,222	4,261,339
Class B	294,851	365,435
Class C	102,923	102,699
Class R	4,221	1,614
Institutional Class	66,935	84,762
	17,662,877	13,374,367
Cost of shares repurchased:
Class A	(25,394,942)	(30,548,968)
Class B	(8,775,687)	(6,624,963)
Class C	(1,295,578)	(2,057,004)
Class R	(8,015)	(20,420)
Institutional Class	(254,535)	(2,154,511)
	(35,728,757)	(41,405,866)
Decrease in net assets derived from capital share transactions	(18,065,880)	(28,031,499)
Net Increase (decrease) in Net Assets	(9,149,425)	658,668

Net Assets:
Beginning of year	244,739,168	244,080,500
End of year (including undistributed net investment income of $1,476,780 and $2,024,074, respectively)	$235,589,743	$244,739,168

See accompanying notes

Financial highlights

Delaware Balanced Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$18.350	$16.290	$15.630	$15.060	$13.390

Income from investment operations:
Net investment income[1]	0.459	0.422	0.342	0.190	0.182
Net realized and unrealized gain on investments	0.746	2.105	0.580	0.592	1.749
Total from investment operations	1.205	2.527	0.922	0.782	1.931

Less dividends and distributions from:
Net investment income	(0.525)	(0.467)	(0.262)	(0.212)	(0.261)
Total dividends and distributions	(0.525)	(0.467)	(0.262)	(0.212)	(0.261)

Net asset value, end of period	$19.030	$18.350	$16.290	$15.630	$15.060

Total return[2]	6.63%	15.80%	5.91%	5.28%	14.53%

Ratios and supplemental data:	$216,284	$219,048	$214,273	$232,351	$257,950
Net assets, end of period (000 omitted)	1.19%	1.20%	1.20%	1.27%	1.35%
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.22%	1.24%	1.24%	1.31%	1.38%
Ratio of net investment income to average net assets	2.43%	2.48%	2.12%	1.23%	1.30%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	2.40%	2.44%	2.08%	1.19%	1.27%
Portfolio turnover	132%	128%	203%	244%	249%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Balanced Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$18.360	$16.300	$15.630	$15.060	$13.410

Income from investment operations:
Net investment income[1]	0.311	0.288	0.214	0.067	0.073
Net realized and unrealized gain on investments	0.738	2.106	0.582	0.594	1.743
Total from investment operations	1.049	2.394	0.796	0.661	1.816

Less dividends and distributions from:
Net investment income	(0.379)	(0.334)	(0.126)	(0.091)	(0.166)
Total dividends and distributions	(0.379)	(0.334)	(0.126)	(0.091)	(0.166)

Net asset value, end of period	$19.030	$18.360	$16.300	$15.630	$15.060

Total return[2]	5.75%	14.89%	5.10%	4.40%	13.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,569	$18,075	$20,658	$26,254	$30,353
Ratio of expenses to average net assets	1.97%	1.99%	1.98%	2.07%	2.13%
Ratio of net investment income to average net assets	1.65%	1.69%	1.33%	0.43%	0.52%
Portfolio turnover	132%	128%	203%	244%	249%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

(continues)     25

Financial highlights

Delaware Balanced Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$18.340	$16.280	$15.620	$15.040	$13.400

Income from investment operations:
Net investment income[1]	0.311	0.288	0.215	0.067	0.073
Net realized and unrealized gain on investments	0.738	2.106	0.571	0.604	1.733
Total from investment operations	1.049	2.394	0.786	0.671	1.806

Less dividends and distributions from:
Net investment income	(0.379)	(0.334)	(0.126)	(0.091)	(0.166)
Total dividends and distributions	(0.379)	(0.334)	(0.126)	(0.091)	(0.166)

Net asset value, end of period	$19.010	$18.340	$16.280	$15.620	$15.040

Total return[2]	5.76%	14.91%	5.03%	4.47%	13.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,228	$5,377	$5,638	$7,518	$7,710
Ratio of expenses to average net assets	1.97%	1.99%	1.98%	2.07%	2.13%
Ratio of net investment income to average net assets	1.65%	1.69%	1.33%	0.43%	0.52%
Portfolio turnover	132%	128%	203%	244%	249%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Delaware Balanced Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

					6/2/03[1]
	Year Ended				to
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$18.320	$16.270	$15.600	$15.030	$14.500

Income from investment operations:
Net investment income[2]	0.406	0.373	0.283	0.131	0.050
Net realized and unrealized gain on investments	0.736	2.098	0.577	0.598	0.564
Total from investment operations	1.142	2.471	0.860	0.729	0.614

Less dividends and distributions from:
Net investment income	(0.472)	(0.421)	(0.190)	(0.159)	(0.084)
Total dividends and distributions	(0.472)	(0.421)	(0.190)	(0.159)	(0.084)

Net asset value, end of period	$18.990	$18.320	$16.270	$15.600	$15.030

Total return[3]	6.34%	15.44%	5.52%	4.87%	4.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$181	$155	$5	$3	$—
Ratio of expenses to average net assets	1.47%	1.49%	1.56%	1.66%	1.74%
Ratio of expenses to average net assets
prior to expense limitation and expenses paid indirectly	1.57%	1.59%	1.58%	1.66%	1.74%
Ratio of net investment income to average net assets	2.15%	2.19%	1.75%	0.83%	0.70%
Ratio of net investment income to average net assets
prior to expense limitation and expenses paid indirectly	2.05%	2.09%	1.73%	0.83%	0.70%
Portfolio turnover	132%	128%	203%	244%	249% [4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[4] Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

(continues)     27

Financial highlights

Delaware Balanced Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of period	$18.370	$16.310	$15.640	$15.070	$13.400

Income from investment operations:
Net investment income[1]	0.500	0.458	0.377	0.223	0.213
Net realized and unrealized gain on investments	0.745	2.107	0.576	0.601	1.748
Total from investment operations	1.245	2.565	0.953	0.824	1.961

Less dividends and distributions from:
Net investment income	(0.565)	(0.505)	(0.283)	(0.254)	(0.291)
Total dividends and distributions	(0.565)	(0.505)	(0.283)	(0.254)	(0.291)

Net asset value, end of period	$19.050	$18.370	$16.310	$15.640	$15.070

Total return[2]	6.85%	16.04%	6.11%	5.49%	14.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,328	$2,084	$3,507	$3,664	$7,125
Ratio of expenses to average net assets	0.97%	0.99%	0.98%	1.06%	1.13%
Ratio of net investment income to average net assets	2.65%	2.69%	2.33%	1.43%	1.52%
Portfolio turnover	132%	128%	203%	244%	249%

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes to financial statements

Delaware Balanced Fund

October 31, 2007

Delaware Group Equity Funds I (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Balanced Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that a Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective June 1, 2007, Class B shares may only be purchased through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities, credit default swap contracts and interest rate swap contracts are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in a collective investment vehicle, is valued at unit value per share. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, total return swap contracts, spread swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006 the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Securities and Exchange Commission (SEC) guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on April 30, 2008. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the SEC. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

(continues)     29

Notes to financial statements

Delaware Balanced Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the this arrangement is included in custodian fees on the Statement of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administrative services to the Fund and received a fee at an annual rate of 0.04% of average daily net assets. For the year ended October 31, 2007, the Fund was charged $90,562 for these services.

DSC also provides dividend disbursing and transfer agency services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

The Board of Trustees has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992 and 0.30% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate based upon the allocation of the rates described above.

DDLP has contracted to limit distribution and service fees through February 29, 2008 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. The contractual waiver for Class A shares is applied to the shares of the Fund that were acquired on or after June 1, 1992 in calculating the applicable 12b-1 fee rate.

At October 31, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$ 130,878
Dividend disbursing, transfer agent,
fees and other expenses
payable to DSC	44,145
Distribution fee payable to DDLP	55,010
Other expenses payable to DMC and affiliates*	10,347

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees.

For the year ended October 31, 2007, the Fund was charged $12,167 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended October 31, 2007, DDLP earned $11,348 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2007, DDLP received gross CDSC commissions of $36, $17,809 and $168 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent Trustees so entitled. The retirement benefit payout for the Fund was $30,059. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2007, the Fund made purchases of $253,924,340 and sales of $267,313,438 of investment securities other than long-term U.S. government securities and short-term investments. For the year ended October 31, 2007, the Fund made purchases of $59,662,009 and sales of $58,476,385 of long-term U.S. government securities.

At October 31, 2007, the cost of investments for federal income tax purposes was $244,038,502. At October 31, 2007, net unrealized appreciation was $24,177,401 of which $30,277,217 related to unrealized appreciation of investments and $6,099,816 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2007 and 2006 was as follows:

	Year Ended
	10/31/07	10/31/06
Ordinary income	$6,651,139	$6,467,989

5. Components of Net Assets on a Tax Basis

As of October 31, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$235,510,699
Undistributed ordinary income	1,698,791
Capital loss carryforwards	(25,651,772)
Other temporary differences	(157,563)
Unrealized appreciation of investments	24,189,588
Net assets	$235,589,743

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, interest accrual on defaulted securities, contingent payment debt instruments, mark-to-market on futures contracts, tax treatment of market discount and premium on debt instruments, and credit default swap (CDS) contracts and interest rate swaps.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments, CDS contracts, contingent payment debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2007, the Fund recorded the following reclassifications:

Undistributed net investment income	$326,509
Accumulated net realized gain (loss)	(326,509)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $7,937,673 was utilized in 2007. Capital loss carry forwards remaining at October 31, 2007 will expire as follows: $ 19,869,864 expires in 2010 and $5,781,908 expires in 2011.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	10/31/07	10/31/06
Shares sold:
Class A	535,462	325,423
Class B	70,661	83,811
Class C	45,167	62,366
Class R	1,283	9,266
Institutional Class	18,723	20,888

Shares issued upon reinvestment of
dividends and distributions:
Class A	239,062	253,188
Class B	15,722	21,792
Class C	5,488	6,129
Class R	225	94
Institutional Class	3,557	5,055
	935,350	788,012

Class A	(1,342,538)	(1,796,169)
Class B	(462,993)	(388,698)
Class C	(68,865)	(121,599)
Class R	(429)	(1,207)
Institutional Class	(13,493)	(127,557)
	(1,888,318)	(2,435,230)
Net decrease	(952,968)	(1,647,218)

For the years ended October 31, 2007 and 2006, 225,912 Class B shares were converted to 225,763 Class A shares valued at $4,291,260 and 94,358 Class B shares were converted to 94,304 Class A shares valued at $1,610,557, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of changes in net assets.

(continues)     31

Notes to financial statements

Delaware Balanced Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2007, or at any time during the year then ended.

8. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain (loss) is included in liabilities net of receivables and other assets on the Statement of net assets.

9. Swap Contracts

The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/ receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event , as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the year ended October 31, 2007, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as realized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event or the maturity or termination of the agreement.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statements of net assets.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2007, the market value of securities on loan was $25,785,204, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of net assets under the caption “Securities Lending Collateral. ”

11. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statement of net sssets.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Termination of New Purchases of Class B Shares

As of the close of business on May 31, 2007, each fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each a Fund) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

14. Change in Custodian

On August 2, 2007, Mellon Bank, One Mellon Center, Pittsburgh, PA 15285, became the Fund’s custodian. Prior to August 2, 2007, JPMorgan Chase served as the Fund’s custodian.

(continues)     33

Notes to financial statements

Delaware Balanced Fund

15. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gain	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
—	100%	100%	56%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on percentage of ordinary income distributions.

[1] Qualifying dividends represent dividends which qualify for the corporate dividends received reduction.

* For the fiscal year ended October 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $3,508,737 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

For the fiscal year ended October 31, 2007, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004. For the fiscal year ended October 31, 2007, the Fund has designated maximum distributions of Qualified Interest Income of $3,513,730.

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I – Delaware Balanced Fund

We have audited the accompanying statement of net assets of Delaware Balanced Fund (the sole series of Delaware Group Equity Funds I) (the “Fund”) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Balanced Fund of the Delaware Group Equity Funds I at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 19, 2007

Other Fund information (unaudited)

Delaware Balanced Fund

Board Consideration of Delaware Balanced Fund Investment Advisory Agreement

At a meeting held on May 16-17, 2007 (Annual Meeting), the Board of Trustees (Board), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Balanced Fund (Fund). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (DMC) included materials provided by DMC and its affiliates (Delaware Investments) concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Meeting, the Board separately received and reviewed in mid-January 2007 independent historical and comparative reports prepared by Lipper Inc. (Lipper), an independent statistical compilation organization. The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Board requested and received certain information regarding management’s policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC’s ability to fully invest in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent counsel. While attention was given to all information furnished, the following discusses under separate headings the primary factors taken into account by the Board in its contract renewal considerations.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and the adherence to fair value pricing procedures as established by the Board. The Board noted that it was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. Favorable consideration was given to DMC’s efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments’ affiliate, Delaware Service Company, Inc. (DSC), noting DSC’s commitment to maintain a high level of service and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. During 2006, management conducted extensive research into alternatives that could further improve the quality and cost of delivering investment accounting services to the Fund. The Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange fund investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (Performance Universe). A fund with the best performance ranked first, and a fund with the poorest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended December 31, 2006. The Board also considered comparative annualized performance for the Fund for the same periods ended October 31, 2006. The performance comparison presented below is based upon the December 31, 2006 information. The Board noted its objective that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all mixed asset target allocation funds as selected by Lipper. The Lipper report comparison showed that the Fund’s return for the one year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the three year period was in the second quartile and the Fund’s total return for the five and 10 year periods was in the fourth quartile. The Board noted that the Fund’s performance results were mixed. However, given the strong recent returns, which were achieved by the current investment team, the Board was satisfied with performance. Additionally, the Board recognized management’s efforts to increase portfolio management depth, noting particularly the recent hire of a new head of the equity department.

Board Consideration of Delaware Balanced Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds as of October 31, 2006. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the effective management fees and total expense ratios of the Fund and the effective management fees and expense ratios of a group of similar funds as selected by Lipper (Expense Group). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund’s total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Fund in comparison to its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure, approved by the Board and shareholders and again reviewed by the Board this year, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. This results in a lower advisory fee than would otherwise be the case on all assets when those asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

(continues)     37

Other Fund information (unaudited)

Delaware Balanced Fund

Fund Management

Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He joined Delaware Investments in 1992, and also serves as a mortgage-backed and asset-backed securities analyst. Previously, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Senior Portfolio Manager

Mr. Early is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Mr. Early re-joined Delaware Investments in March 2007. During his previous tenure at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Mr. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh, and he is a member of The CFA Society of Philadelphia.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Mr. Chow is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Mr. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader – Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and The CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor’s degree in finance from Penn State University and is a member of The CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Ms. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)
December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and
2005 Market Street		October 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
(July 1995–January 2003)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 26, 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Balanced Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Balanced Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

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Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(2497)	Printed in the USA
AR-002 [10/07] CGI 12/07	MF-07-11-045 PO12458

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Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

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     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $17,100 for the fiscal year ended October 31, 2007.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

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     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $16,400 for the fiscal year ended October 31, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures reports to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,350 for the fiscal year ended October 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

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     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,100 for the fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

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Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $259,712 and $262,320 for the registrant’s fiscal years ended October 31, 2007 and October 31, 2006, respectively.

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     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

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Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP EQUITY FUNDS I

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 4, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 4, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2008

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